SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

 Date of report (date of earliest event reported): July 28, 2003 (July 28, 2003)

                                 Panavision Inc.
                                 ---------------
               (Exact name of Registrant as specified in charter)

                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)

            001-12391                                    13-3593063
            ---------                                    ----------
     (Commission file number)                 (IRS employer identification no.)

         6219 De Soto Avenue
     Woodland Hills, California                            91367
     --------------------------                            -----
(Address of principal executive offices)                 (Zip Code)


                         Registrant's telephone number,
                      including area code: (818) 316-1000
                                 --------------

                                 Not Applicable

          (Former name or former address, if changed since last report)

  Item 9/Item 12.     Regulation FD Disclosure /
                      Results of Operations & Financial Condition.
                      --------------------------------------------

         In connection with a financing undertaken by Panavision Inc. (the "Company"), the Company provided certain financial information to potential financing sources. The Company is furnishing the information herewith as
Exhibit 99.1 to this Form 8-K. Such information is incorporated herein by reference.

         In accordance with general instruction B.2 and B.6 of Form 8-K, the information in this report, including the exhibit, is furnished pursuant to
Item 9 and Item 12 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise be subject to the liability of that section.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           PANAVISION INC.

Date: July 28, 2003                        By: /s/ Eric W. Golden
                                               --------------------------
                                               Name:  Eric W. Golden
                                               Title: Executive Vice President
                                                      and General Counsel

                                 EXHIBIT INDEX

        EXHIBIT NO.      DOCUMENT

           99.1          Certain financial information.


                                                                  Exhibit 99.1

                         CERTAIN FINANCIAL INFORMATION

CERTAIN FINANCIAL INFORMATION

         Revenue for the fiscal quarter ended June 30, 2003 and the last twelve months ended June 30, 2003 was $48.4 million and $199.0 million, respectively.
Net loss for these periods was $3.7 million and $12.4 million, respectively.
EBITDA and Adjusted EBITDA, each of which is reconciled to net income on the table below, was $12.1 million and $11.8 million, respectively, for the fiscal quarter ended June 30, 2003, and $58.2 million and $63.9 million, respectively, for the last twelve months ended June 30, 2003.

USE OF EBITDA AND ADJUSTED EBITDA

         EBITDA is calculated by adding back all net interest expense, income taxes and depreciation and amortization to net income(loss). Adjusted EBITDA is calculated by adding back to EBITDA charges in connection with refinancing costs, foreign exchange gains and losses, and certain severance payments.
EBITDA and Adjusted EBITDA were provided by the Company to potential financing sources as measures of the Company's performance which management uses for internal measurement of the Company's operating results and to determine awards under its employee compensation plan. EBITDA was also provided because the Company believes it is an important measure of financial performance commonly used to determine the value of companies and to define standards for borrowing from financing sources. EBITDA and Adjusted EBITDA should not be considered in isolation, as a substitute for net income or cash flow from operations prepared in accordance with accounting principles generally accepted in the United
States of America or as a measure of the Company's profitability or liquidity.
EBITDA and Adjusted EBITDA do not take into account the Company's debt service requirements and other commitments and, accordingly, is not necessarily indicative of amounts that may be available for discretionary uses. A reconciliation of EBITDA and Adjusted EBITDA to the Company's net loss is shown below.

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
                                                        -------------------------------------------------
                                                                           UNAUDITED

                                                        -------------------------------------------------
                                                             FISCAL QUARTER        LAST TWELVE MONTHS
                                                                 ENDED                   ENDED

                                                             JUNE 30, 2003           JUNE 30, 2003
                                                             -------------           -------------
                                                        -------------------------------------------------
                                                                     (DOLLARS IN THOUSANDS)

NET INCOME (LOSS)......................................           (3,682)                    (12,422)
   Net interest expense................................             7,213                      32,170
   Income tax (benefit) provision......................           (2,527)                     (4,310)
   Depreciation and amortization.......................            11,097                      42,802
                                                           ---------------        --------------------
EBITDA.................................................            12,101                      58,240
   Refinancing expenses................................                --                          30
   Foreign exchange (gain) loss........................             (327)                       (199)
   Write-off of certain fixed assets...................                --                       1,807
   Severance accrual...................................                --                       4,000
                                                           ---------------        --------------------
Adjusted EBITDA........................................            11,774                      63,878
                                                           ===============        ====================